Creating a Future with Cleaner Coal

ADA

ENVIRONMENTAL SOLUTIONS

Investor Presentation March 29, 2011 NASDAQ:ADES Exhibit 99.1

Disclaimer

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange
Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for ADA-ES, Inc.’s (the “Company” or
“ADA”) products and services; amount and timing of future tax credits, revenues, operating income, cash flows, legal expenses and other financial measures; timelines for our projects; ability of ADA to take advantage of expanded markets and opportunities; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand; and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; negative outcomes in the Norit
Arbitration; impact of competition; lack of working capital; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to ADA Carbon Solutions including lack of continued funding and failure to raise additional financing, demand of payment on existing loans and other obligations, inability to obtain permits, our lack of control and further dilution of our interest, changes in the costs and timing of full commercial operations at the AC plant; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build new facilities to meet the recently extended Section 45 tax credit placed-in-service date for IRS Section 45 tax credits; our inability to come to terms with additional industry partners in our DOE CO

capture technology project; availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
2

Leader in Clean Coal Technology
Investment Overview

Primary Market: 1,100+ coal-fired utility boilers in the U.S.
– Coal provides 50% of electricity in the U.S.
Existing & proposed regulations for mercury emissions
Multiple sources of near & long-term revenues & income
– Refined coal
– Emission control equipment & consumables
– License to Arch Coal
– CO
2
capture technology
2010 revenues up 11% to $22.3 million
– Adjusted net income of $5.1 mm or $0.69 pere share
(See slide 16)
7.4 mm shares outstanding

Corporate Structure
ADA-ES
–
ACI Systems
–
License to Arch Coal
–
Flue Gas Conditioning
–
Acid Gas Control Technology
–
CO
2
Capture
–
DOE & Industry Consulting
Clean Coal Solutions (CCS)
Products:
–
Refined Coal
JV Partner:
–
NexGen Resources
–
ADA Ownership: 50/50
ADA Carbon Solutions (ACS)
Products:
–
Activated Carbon
JV Partner:
–
Energy Capital Partners
–
ADA Ownership on first line:
currently 26%

Emission Control:
Near-Term Market Drivers
*
36 months to become compliant from issuance date
On March 16, 2011 EPA’s Mercury and Air Toxics Standards proposal (“Air
Toxics Rule”) requires reduction of Hazardous Air Pollutants (“HAPs”) from new and existing electricity generating units
– Rule scheduled to become final November 2011
– Plants required to be in compliance in 36 months
ADA provides low-cost control technology for all three groups of  HAPs covered by the Air Toxics Rule
Mercury:  80-90% reduction from mercury in coal for all plants
–
Activated Carbon Injection (“ACI”) Equipment
–
Activated Carbon through JV ADA Carbon Solutions
–
Refined Coal through JV Clean Coal Solutions
–
Enhanced Coal, licensed for production to Arch Coal
Acid gases, HCl and SO
2
–
Dry Sorbent Injection (DSI) systems
EPA finalized similar rules for Cement Kilns and Industrial Boilers

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal Reduces Mercury
Clean Coal Solutions:  JV with NexGen Resources Corp.
CyClean – patented technology enhances combustion of PRB
coals in cyclone boilers and reduces mercury and NOx
Two systems installed & operating at two power plants
Refined Coal contributed ~$10 Million in revenues to ADA-ES
in Q3 & Q4’10 (first full half year of operation)
Two existing units expected to produce ~$1.00/share in
earnings for ADA for the next nine years (based on 7.5 mm
shares)

Refined Coal Growth Opportunity
New Air Toxics Rule creating additional demand for Refined Coal. Opportunity to triple revenues & operating income if equipment installed in 2011
–
Top ten prospects provide potential for over 30 mm tons per year of Refined Coal
@ $6.20 per ton
Currently fabricating 6 additional Refined Coal facilities
–
Each unit will be capable of producing 1-5 million tons per year
–
Scheduled for completion in May and June
–
Schedule allows for fabrication of a total of 16 systems before year-end

2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

$ in millions              Estimated revenues                Estimated
operating income
Refined Coal Growth Opportunity
CURRENT PROJECTIONS
(based on 2 existing facilities @ 6 million tons)
POTENTIAL OPPORTUNITY
(based on 20 million tons)

$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55

ACI System for Mercury Activated Carbon Injection Technology for Mercury Reduction at Power Plants Emission Control Equipment (NO x , SO 2 , Particulate) -9-

PSEG
We make things work for you.

Ameren

Luminant

ALLIANT ENERGY

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A New Generation of Energy

Xcel Energy®
RESPONSIBLE BY NATURE™

ADA
ENVIRONMENTAL SOLUTIONS

Emission Control:
Equipment Sales
Installed/installing 47 Activated Carbon Injection (“ACI”)
systems at coal-fired power plants
–
Over 30% market share; plants total > 20 GW
–
Remain active in the bid and proposal process
Plant burns PRB coal or lignite
Plant burns bituminous coal

Emission Control:
Consumable Sales
Constructed largest AC plant in the U.S. (Red River, LA)
–
Capacity: 150 mm lbs/yr
Start-up operations commenced in May 2010
–
Q3’10: delivered AC to customers from 2 of 4 furnaces
–
As of Q1’11: operating at full capacity
Site permitted for 2 production line; seeking permits
for 4 more lines

nd

300
250
200
150
100
50
0
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control:
Expected in ACI Equipment
Final U.S. EPA Utility MACT due Nov 2011
–
Expect ACI orders from utilities beginning 2011; utilities have three years to become compliant once the Utility MACT is final
E E E
E
E E
Monumental Growth

Mercury Control:
License to Arch Coal
Designed to enable Arch’s Powder River Basin
(“PRB”) coals to burn with lower emissions of
mercury and other metals
Royalty agreement – payments to ADA of up to
$1.00/ton based on premium of Enhanced Coal sales
Air Toxics Rule could create a market for >100 mm
tons of Enhanced PRB coal per year
Full-scale tests showing promising results

JIB CRANE / HOIST / TROLLY
LEVEL TRANSMITTER
BIN VENT FILTER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
STORAGE SILO A
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN
BIN VENT FILTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
OSHA APPROVED LADDER
FILL LINE
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK

Control of Acid Gases
HCl, SO
2
, SO
3
Air Toxics Rule identifies HCI
and SO
2
as surrogates for acid
gases
ADA provides DSI systems as a
low-cost option to wet
scrubbers
Equipment costs $2-3 Million
for average size plants
EPA predicts over 200 systems
will be needed by 2015

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded Oct. 2010 to
scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

Financial Summary:
Recent Financial Results
2010 Financial Highlights:
–
Total revenues up 11% to $22.3 mm
–
Gross profit grew 121%
–
Net loss of $15.5 mm, or $2.09 per share, vs. FY’09 loss of
$8.8 mm, or $1.26 per share
–
Net income of $5.1 mm, or $0.69 per share, excluding
$24.0 mm in non-routine legal expenses and a $8.2 mm
loss relating to the equity interest in ADA-CS
Revenue CAGR of 21%, 2003 – 2010

Financial Summary:
Outlook
Legal expenses expected to decline significantly in Q2’11
Existing Refined Coal facilities expected to generate
~$1.00 per share in pre-tax cash flow and operating
income after deduction of NexGen’s share through 2019
Possibility to more than double that amount with
additional Refined Coal facilities and extension of tax
credits
Emission Control:
–
Pending Federal MACT rules should substantially expand ADA’s existing market for ACI systems – expected timeframe 2011
–
Arch agreement expected to generate payments of up to
$1.00/ton of Enhanced Coal beginning in late 2011

Financial Summary:
Balance Sheet Highlights &
Other Data
Balance sheet highlights (at 12/31/10):
– Working capital, excluding deferred revenue, of $10.1 mm
– Shareholders’ equity of $11.4 mm
– Cash & equivalents of $9.7 mm
– 7.4 mm diluted shares outstanding
As of 03/24/11:
– Market cap: $141.1 mm
– 50%+ held by institutions
– ~11% held by insiders and employees
– Analyst coverage: Avondale Partners, JMP Securities, Johnson Rice,
Lazard Capital Markets, Pritchard Capital Partners, Wedbush
Securities

Expected Timeline of Revenue
Recognition by Segment
‘’10       ’11         ’12        ’13        ’14        ’15       ’16       ’17      ’18       ’19     ’20     ‘21
ADA-CS – Activated Carbon*
-By 2015 demand for AC should greatly exceed supply
- First line revenues not consolidated with ADA
Arch Coal licensing agreement
-$2 mm upfront payment
-Royalties of up to $1.00/ton of Enhanced Coal
ACI Injection Systems
-EPA MACT driving demand in 2011
and beyond
CO2
Capture Development - DOE/industry funding
-
$19 mm, 51-month contract
Refined Coal – Section 45 Tax Credits
- Qualifies for 10-year tax credits
- >$15 mm in annual revenues; $7 mm or $1.00 per share in pre-tax operating income
Refined Coal – Section 45 Tax Credits Extended on 12/16/10 for one year
- Potential for over 300 mm tons of Refined Coal
-Tax Credits valid from 2011 to 2021
Refined Coal
CO
2
Capture
Emission Control
Activated Carbon

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES